                                                            Exhibit (16)(a)(vii)

                        NEW YORK TAX FREE INCOME FUND


                CALCULATION OF YIELD - WITHOUT EXPENSE WAIVER

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a - b      6
                      YIELD (y) = 2[(------- + 1)   - 1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


          Class A           Class B             Class C
       -------------      -----------         -----------
       a =    77,149      a =  56,623         a =  4,265
       b =    21,246      b =  23,632         b =  1,794
       c = 1,102,799      c = 809,422         c = 61,027
       d =     16.51      d =   15.73         d =  15.73
       y =     3.71%      y =   3.13%         y =  3.11%

                        NEW YORK TAX FREE INCOME FUND


                  CALCULATION OF YIELD - WITH EXPENSE WAIVER

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a - b      6
                      YIELD (y) = 2[(------- + 1)   - 1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


          Class A           Class B             Class C
       -------------      -----------         -----------
       a =    77,149      a =  56,623         a =  4,265
       b =     7,925      b =  13,904         b =  1,058
       c = 1,102,799      c = 809,422         c = 61,027
       d =     16.51      d =   15.73         d =  15.73
       y =     4.60%      y =   4.06%         y =  4.04%

                          NEW YORK TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997



                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price



Class A Shares


                                      $.798
                                      -----
                                     $16.51                           = 4.83%



Class B Shares


                                     $ .690
                                     ------
                                     $15.73                           = 4.39%



Class C Shares


                                     $ .690
                                     ------
                                     $15.73                           = 4.39%

                          NEW YORK TAX FREE INCOME FUND
                   CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                    SEC Yield
                                  ------------
                                  1 - Tax Rate

Class A Shares

                                      4.60%
                                     -------
                                     1-40.4%                          = 7.72%


Class B Shares

                                      4.06%
                                    -------
                                     1-40.4%                          = 6.81%

Class C Shares

                                      4.04%
                                     -------
                                     1-40.4%                          = 6.78%



               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                                Distribution Rate
                                -----------------
                                  1 - Tax Rate

Class A Shares
                                      4.83%
                                     -------
                                     1-40.4%                          = 8.10%


Class B Shares

                                      4.39%
                                     -------
                                     1-40.4%                          = 7.37%

Class C Shares
                                      4.39%
                                     -------
                                     1-40.4%                          =7.37%

                 NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                        n
Formula                                           P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                   $   15.74
Initial Investment                                $1,000.00    =   P
Ending Redeemable Value                           $1,056.33    =   ERV
One year period ended 12/31/97                         1       =

TOTAL RETURN FOR THE PERIOD                            5.63%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                   $   15.74
Initial Investment                                $1,000.00    =   P
Ending Redeemable Value                           $1,109.25    =   ERV
One year period ended 12/31/97                         1       =

TOTAL RETURN FOR THE PERIOD                           10.92%   =   T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                     $15.74
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,265.31     =     ERV
Inception through 12/31/97                            3.43     =

TOTAL RETURN FOR THE PERIOD                           7.10%    =     T

Excluding Payment of the Sales Charge
Net Asset Value                                     $15.74
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,328.25     =     ERV
Inception through 12/31/97                            3.43     =

TOTAL RETURN FOR THE PERIOD                           8.63%    =     T

                 NEW YORK TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                             ERV - P
                                    -------
                                       P              =     T

Including Payment of the Sales Charge
Net Asset Value                                     $15.74
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,265.31      =     ERV

TOTAL RETURN FOR THE PERIOD                         26.53%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                     $15.74
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,328.25      =     ERV

TOTAL RETURN FOR THE PERIOD                         32.82%      =     T

                 NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,060.74     =     ERV
One year period ended 12/31/97                           1     =

TOTAL RETURN FOR THE PERIOD                          6.07%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,100.74     =     ERV
One year period ended 12/31/97                           1     =

TOTAL RETURN FOR THE PERIOD                         10.07%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,270.24     =     ERV
Inception through 12/31/97                            3.43     =

TOTAL RETURN FOR THE PERIOD                          7.22%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,295.24     =     ERV
Inception through 12/31/97                            3.43     =

TOTAL RETURN FOR THE PERIOD                          7.83%     =     T

                 NEW YORK TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                                            ERV - P
                                                   -------
                                                        P       =     T

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,270.24      =     ERV

TOTAL RETURN FOR THE PERIOD                         27.02%      =     T


Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00      =     P
Ending Redeemable Value                          $1,295.24      =     ERV

TOTAL RETURN FOR THE PERIOD                         29.52%      =     T

                 NEW YORK TAX FREE INCOME FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,090.74     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                          9.07%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,100.74     =     ERV
One year period ended 12/31/97                           1     =     n

TOTAL RETURN FOR THE PERIOD                         10.07%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,295.26     =     ERV
Inception through 12/31/97                            3.43     =     n

TOTAL RETURN FOR THE PERIOD                          7.83%     =     T

Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,295.26     =     ERV
Inception through 12/31/97                            3.43     =     n

TOTAL RETURN FOR THE PERIOD                          7.83%     =     T

                 NEW YORK TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                             ERV - P
                                    -------
                                       P              =     T

Including Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,295.26     =     ERV

TOTAL RETURN FOR THE PERIOD                         23.53%     =     T

Excluding Payment of the CDSC
Net Asset Value                                     $15.73
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,295.26     =     ERV

TOTAL RETURN FOR THE PERIOD                         29.53%     =     T